                                                            Exhibit 9(f)

                                   APPENDIX A
                                     to the
                          Co-Administration Agreement
                       between Compass Capital Funds/SM/
                        and Compass Capital Group, Inc.

                              Class of
Name of Portfolio              Shares
-----------------             --------

Small Cap Value Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Small Cap Growth Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Large Cap Growth Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Large Cap Value Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Select Equity Portfolio       Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio             Shares
-----------------             ------

Index Equity Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

International Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

International Emerging
Markets Portfolio             Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Balanced Portfolio            Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Low Duration Bond
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              BlackRock

Intermediate Bond
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

Intermediate Government
Bond Portfolio                Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
Government Income
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Core Bond Portfolio           Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              BlackRock

Managed Income Portfolio      Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

International Bond
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Tax-Free Income
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

Pennsylvania Tax-Free
Income Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

New Jersey Tax-Free
Income Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Ohio Tax-Free Income
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Money Market Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Municipal Money Market
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

U.S. Treasury Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

Ohio Municipal Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Pennsylvania Municipal
Money Market Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

North Carolina Municipal
Money Market Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

New Jersey Municipal Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Virginia Municipal Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Multi-Sector Mortgage
Securities Portfolio III      Institutional

                              Class of
Name of Portfolio             Shares
-----------------             ------

Mid-Cap Growth Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Mid-Cap Value Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C


BlackRock Non-Dollar
Portfolio I                   Institutional

BlackRock Non-Dollar
Portfolio II                  Institutional

International Small Cap
Equity Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C


Release.  "Compass Capital Funds" and "Trustees of Compass Capital Funds" refer
-------
respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "Compass Capital Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Company must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of _______________, 1997.

COMPASS CAPITAL FUNDS/SM/


By:____________________________
Name:
Title:



COMPASS CAPITAL GROUP, INC.


By:____________________________
Name:
Title: